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Exhibit 99.2

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

In re THE DIRECTV GROUP, INC. SHAREHOLDER LITIGATION	Consolidated C.A. No. 4581-VCP

NOTICE OF PENDENCY OF CLASS ACTION,
PROPOSED SETTLEMENT OF CLASS ACTION,
SETTLEMENT HEARING AND RIGHT TO APPEAR

TO:
ALL PERSONS OR ENTITIES WHO HELD SHARES OF COMMON STOCK IN THE DIRECTV GROUP, INC., EITHER OF RECORD OR BENEFICIALLY, AT ANY TIME BETWEEN MAY 3, 2009, AND THE CONSUMMATION OF THE MERGER (AS DEFINED BELOW).

        PLEASE READ THIS NOTICE CAREFULLY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF THE LITIGATION REFERRED TO IN THE CAPTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT, AND FROM PURSUING THE SETTLED CLAIMS (AS DEFINED BELOW).

THE PURPOSE OF THIS NOTICE

        1.     The purpose of this Notice is to inform you of a proposed settlement (the "Settlement") of the above-captioned action (the "Action") by and among the parties to the Action pending before the Court of Chancery of the State of Delaware (the "Court"), and of a hearing to be held before the Court, in the New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, on November 25, 2009 at 11:00 a.m. (the "Hearing"). The purpose of the Hearing is to determine: (a) whether the Court should finally certify the Action as a class action, without opt-out rights, pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2), on behalf of all persons or entities who held shares of common stock of The DIRECTV Group, Inc. ("DIRECTV" or the "Company"), either of record or beneficially, at any time between May 3, 2009, and the consummation of the Merger (as defined below), excluding Defendants, members of the immediate family of any Individual Defendant, any entity in which a Defendant owns over 50% of the equity or over 50% of the voting power, officers of Defendants, and the legal representatives, agents, executors, heirs, successors, or assigns of any such excluded person (the "Class"); (b) whether the Court should approve the proposed Settlement of the Action; (c) whether the Court should enter final judgment dismissing the class claims asserted in the Action on the merits and with prejudice as against the named Plaintiffs and the Class; (d) if the Court approves the Settlement and enters such final judgment, whether the Court should grant the application of Plaintiffs' Counsel for an award of attorneys' fees and expenses to be paid by the Company; and (e) such other matters as may properly come before the Court.

        2.     The Court has the right to adjourn the Hearing without further notice. The Court also has the right to approve the Settlement with or without modifications, and to enter its final judgment dismissing the Action on the merits and with prejudice and to order the payment of attorneys' fees and expenses without further notice.

        THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON

STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY WISH TO TAKE IN RELATION TO THIS LITIGATION.

BACKGROUND AND DESCRIPTION OF THE LITIGATION

        3.     On May 4, 2009, DIRECTV and Liberty Media Corporation ("Liberty Media"), announced that they, together with certain affiliated entities, had entered into an Agreement and Plan of Merger, dated as of May 3, 2009 (the "Merger Agreement") to combine, subject to shareholder and regulatory approval, DIRECTV with Liberty Entertainment, Inc. ("LEI"), a wholly owned subsidiary of Liberty Media (the "Merger") to create a new corporation called DIRECTV ("New DIRECTV").

        4.     Between May 12, 2009 and May 19, 2009, a total of four proposed shareholder class actions were filed in the Court (the "Delaware Actions") against DIRECTV, Liberty Media, LEI, and certain present and former members of the Board of Directors of DIRECTV (John C. Malone, Gregory B. Maffei, Mark D. Carleton, Neil R. Austrian, Ralph F. Boyd, Jr., Chase Carey, Charles R. Lee, Peter A. Lund, Nancy S. Newcomb, and Haim Saban (the "Individual Defendants")) (collectively, "Defendants"), alleging that Defendants breached their fiduciary duties, or aided and abetted the breach of fiduciary duties owed by other Defendants, to DIRECTV and its unaffiliated shareholders, in connection with the negotiation and execution of the Merger Agreement, in which actions the named plaintiffs ("Plaintiffs") generally sought declaratory relief that Defendants breached their fiduciary duties, or aided and abetted the breach of fiduciary duties by other Defendants, injunctive relief to prevent such breaches, damages, and/or fees and expenses.

        5.     On May 22, 2009, the Court consolidated the Delaware Actions under the caption In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP, and appointed Co-Lead Counsel and Plaintiffs' Executive Committee (collectively, "Plaintiffs' Counsel") to prosecute the consolidated Action on behalf of Plaintiffs and the proposed class.

        6.     On June 8, 2009, New DIRECTV filed with the United States Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 ("Registration Statement"), which included a preliminary joint proxy statement/prospectus (the "Preliminary Joint Proxy/Prospectus") in order to solicit approval of the Merger.

        7.     On June 19, 2009, Co-Lead Counsel filed a Verified Consolidated Class Action Complaint (the "Consolidated Complaint") against Defendants alleging that Defendants breached their fiduciary duties, or aided and abetted the breach of fiduciary duties owed by other Defendants, to DIRECTV and its unaffiliated shareholders, in connection with the negotiation and execution of the Merger Agreement, and that the disclosures set forth in the Preliminary Joint Proxy/Prospectus were materially inaccurate and misleading. The Consolidated Complaint generally sought declaratory relief that Defendants breached their fiduciary duties, or aided and abetted the breach of fiduciary duties by other Defendants, injunctive relief to prevent such breaches, damages, and/or fees and expenses.

        8.     On July 30, 2009, August 27, 2009, and October 2, 2009, New DIRECTV filed with the SEC, respectively, Amendments No. 1, 2 and 3 to Form S-4, which included an amended preliminary joint proxy statement/prospectus (the "Amended Preliminary Joint Proxy/Prospectus"), which included additional disclosures addressing certain of the statements and omissions alleged by Plaintiffs in the Consolidated Complaint to be materially misleading.

        9.     On October 9, 2009, the parties submitted a Stipulation and Agreement of Compromise, Settlement and Release (the "Stipulation"), which resulted in the Court entering a scheduling order (the "Scheduling Order") in this Action on October 19, 2009.

REASONS FOR THE SETTLEMENT

        10.   Plaintiffs, through their counsel, have investigated the claims and allegations asserted in the Action, as well as the underlying events and transactions relevant to the Action.

        11.   In evaluating the Settlement, Plaintiffs and their counsel have considered: (i) the substantial benefits to the members of the Class (as defined above) from the Settlement; (ii) the attendant risks of continued litigation and the uncertainty of the outcome of the Action; (iii) the probability of success on the merits and the allegations contained in the Action, including the uncertainty relating to the proof of those allegations; (iv) the desirability of permitting the Settlement to be consummated as provided by the terms of the Stipulation; and (v) the conclusion of the Plaintiffs' Counsel that the terms and conditions of the Settlement are fair, reasonable, adequate and in the best interests of Plaintiffs and the Class.

        12.   DIRECTV and its directors have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the other wrongful acts alleged in any of the above-described actions, and expressly maintain that they have diligently and scrupulously complied with their fiduciary and other legal duties, and are entering into the Stipulation and Settlement solely to eliminate the burden and expense of further litigation.

        13.   Liberty Media and LEI have denied, and continue to deny, that either of them has committed or aided and abetted in the commission of any violation of law or engaged in, or aided and abetted, any wrongful conduct of any kind, and each expressly maintains that it has diligently and scrupulously complied with its legal duties, and is entering into the Stipulation and Settlement solely to eliminate the burden and expense of further litigation.

SUMMARY OF THE SETTLEMENT TERMS

        14.   The principal terms of the Settlement are as follows:

  (a)
  In consideration for the full settlement and release of all Settled Claims (as defined below), DIRECTV and Liberty Media have agreed to make material changes to the Merger Agreement and to the governing documents of New DIRECTV, including the following:

  (i)
  The requirement in the Merger Agreement to obtain the affirmative vote of the majority of the holders of the common stock of DIRECTV not held or controlled by Liberty Media, LEI or John Malone, to approve the Merger can no longer be waived.

  (ii)
  The Certificate of Incorporation of New DIRECTV shall contain a provision requiring that, subject to certain conditions, in the event that it proposes to engage in a merger, consolidation or sale of all or substantially all of its assets (the effectiveness of which under Delaware law would require stockholder approval) pursuant to which the holders of Class A common stock are to receive consideration per share of Class A common stock which is different in form or amount from the consideration to be received by the holders of Class B common stock per share of Class B common stock, then in addition to the approvals otherwise required by Delaware law, such transaction will also require the approval of the holders of a majority of the outstanding shares of Class A common stock, voting separately as a class;

  (iii)
  The Certificate of Incorporation of New DIRECTV shall not contain any provision providing any director of such corporation with any "safe harbor" with respect to participating in or assuming any corporate opportunity;

  (iv)
  John Malone and his spouse and related trusts shall enter into a standstill agreement restricting their ability, subject to certain exceptions, to acquire any additional of Class A common stock of New DIRECTV for a period of three years following the Merger;

    (v)
    The Certificate of Incorporation of New DIRECTV shall contain a provision permitting the holders of 10% or more of the outstanding shares of its Class A common stock to require the board of directors to call and hold a special meeting of stockholders;

    (vi)
    The bylaws of New DIRECTV shall contain a provision requiring that a majority of the entire Board of Directors of such corporation and that at least fifty percent (50%) of each of the audit committee, compensation committee and any "special transaction committee" established for the purpose of evaluating a change in control transaction received by such corporation, shall consist of individuals who qualify as independent subject to the enhanced requirements set forth in the Stipulation; and

    (vii)
    As a result of extensive negotiations between the parties and the allegations set forth in the Consolidated Complaint, DIRECTV, Liberty Media and LEI have included certain additional material disclosures in the proxy statement relating to the Merger (the "Proxy Materials").

  (b)
  The full terms of the Settlement are set forth in the Stipulation (see Scope of This Notice and Further Information, below).

DISMISSAL AND RELEASE OF CLAIMS

        15.   If the Settlement is approved, the Court will enter an order and final judgment (the "Judgment") which will dismiss with prejudice the Action and bar, settle and release:

  (i)
  any and all claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues, known or unknown (including Unknown Claims, as defined in paragraph 16 below), contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent (including, but not limited to, any of the foregoing arising under federal, state, foreign, or common law, including federal and state securities laws and regulations) (collectively, "Claims"), that have been or could have been asserted in the Action, or in any court, tribunal, or proceeding, by or on behalf of Plaintiffs or any member of the Class (collectively, the "Releasing Persons"), on behalf of themselves, their heirs, executors, administrators, predecessors, successors and assigns, whether individual, direct, class, derivative, representative, legal, equitable, or in any other capacity, against Defendants, New DIRECTV, or any member of the immediate families of the Individual Defendants, and their respective parents, entities, controlling persons, associates, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, insurers, co-insurers, re-insurers, consultants, accountants, investment bankers, commercial bankers, lenders, counter-parties, entities providing fairness opinions, underwriters, brokers, dealers, advisors, agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors, assigns and any counsel to any of the foregoing (collectively, the "Released Persons") which arise out of or relate to the Releasing Persons' status as holders of shares of DIRECTV (or any interest therein) between May 3, 2009 and the consummation of the Merger, and (i) the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations, or omissions giving rise to the allegations in the Action; (ii) the Merger; or (iii) the Merger Agreement, as amended, and the agreements and transactions contemplated thereby, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures) (collectively, the "Settled Claims"), provided however, that the Settled Claims shall not include any claims to enforce the Stipulation, any order entered by the Court in this Action, or the Settlement; and

  (ii)
  any and all Claims that have been or could have been asserted in the Action, or in any court, tribunal, or proceeding, by Defendants, or any and all of their respective direct and indirect successors in interest, predecessors, principals, representatives, trustees, executors, administrators, heirs, assigns, or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming from, through or under, any of them (the "Defendants' Related Persons"), against Plaintiffs, the Class members and their counsel arising out of or relating to the filing, prosecution or settlement of the Action (the "Settled Defendants' Claims"); provided however, that the Settled Defendants' Claims shall not include the right of Defendants to enforce the terms of the Stipulation, any order entered by the Court in this Action, or the Settlement.

        If the Settlement is finally approved by the Court, all Claims which have been asserted in this Action or in the action captioned City of Pontiac General Employees' Retirement Sys. v. The Direct TV Group, Inc., Case No. BC414654, pending in the Superior Court for the State of California, County of Los Angeles, shall be forever released and extinguished.

        16.   "Unknown Claims" means (a) any Claims that Plaintiffs, any Class members and their counsel do not know or suspect exist in his, her or its favor at the time of the release of the Settled Claims as against the Released Persons, and (b) any Claims that Defendants or any Defendants' Related Person do not know or suspect exist in his, her or its favor at the time of the release of the Settled Defendants' Claims as against Plaintiffs, the Class members and their counsel, in each case, including, without limitation, those Claims which, if known, might have affected the decision to enter into, or not object to, this Stipulation and/or the Settlement. With respect to any of the Settled Claims and Settled Defendants' Claims, the parties to this Stipulation stipulate and agree that upon the Effective Date (as defined in the Stipulation), Plaintiffs and Defendants shall expressly, and each member of the Class and each of the Defendants' Related Persons shall be deemed to have, and by operation of the Judgment shall have, waived, relinquished and released any and all provisions, rights and benefits conferred or under Cal. Civ. Code § 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor." Plaintiffs and Defendants acknowledge, and the members of the Class and the Defendants' Related Persons by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Claims or the Settled Defendants' Claims, as the case may be, but that it is the intention of Plaintiffs and Defendants, and by operation of law the intention of the members of the Class and the Defendants' Related Persons, to completely, fully, finally and forever compromise, settle, release, discharge, and extinguish any and all Settled Claims and Settled Defendants' Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Plaintiffs and Defendants acknowledge, and the members of the Class and the Defendants' Related Persons by operation of law shall be deemed to have acknowledged, that "Unknown Claims" are expressly included in the definitions of "Settled Claims" and "Settled Defendants' Claims," and that such inclusion was separately bargained for and was a key element of the Settlement and was relied upon by each and all of the Released Persons and the Plaintiffs in the Action and their counsel in entering into this Stipulation.

TEMPORARY BAR AND INJUNCTION

        17.   Pursuant to the Scheduling Order, pending final determination by the Court of whether the Settlement should be approved, Plaintiffs and all members of the Class, and any of them, are individually and severally barred and enjoined from asserting, commencing, prosecuting, assisting, instigating or in any way participating in the commencement or prosecution of any action asserting any

Settled Claims, either directly, representatively, derivatively or in any other capacity. In addition, all proceedings in this Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of the Court.

THE APPLICATION FOR ATTORNEYS' FEES AND EXPENSES

        18.   Concurrently with seeking final approval of the Settlement, Plaintiffs' Counsel will apply to the Court for an award of up to $7,000,000 in attorneys' fees and expenses (the "Fee Application"). DIRECTV has agreed to pay, and in connection with the Merger has agreed to cause New DIRECTV to assume all obligations to pay, to Plaintiffs' Counsel such attorneys' fees and expenses, if any, but no greater than $7,000,000, as are awarded by the Court (the "Fee Award").

        19.   Defendants have agreed not to oppose the Fee Application to the extent that such application does not exceed $7,000,000 in the aggregate. Court approval of the Settlement shall not in any way be conditioned on Court approval of the Fee Application. No other application for attorneys' fees and expenses shall be filed, and Plaintiffs' Counsel has expressly waived any right to seek any award of fees and expenses except as provided in the Stipulation.

RIGHT TO APPEAR AND OBJECT

        20.   Any member of the Class who objects to the certification of the Class, the Settlement, the judgment to be entered in the Action, and/or the Fee Application, or who otherwise wishes to be heard, may appear personally or by counsel at the Hearing and present evidence or argument that may be proper and relevant; provided, however, that no member of the Class may be heard and no papers or briefs submitted by or on behalf of any member of the Class shall be received and considered, except by Order of the Court for good cause shown, unless, no later than November 11, 2009, copies of (a) a written notice of intention to appear, identifying the name, address, and telephone number of the objector and, if represented, their counsel, (b) a written detailed statement of such person's specific objections to any matter before the Court, (c) a written statement certifying that the objector is a member of the Class, (d) the grounds for such objections and any reasons for such person's desiring to appear and be heard, and (e) all documents and writings such person desires the Court to consider, shall be served electronically or by hand or overnight mail upon the following counsel:

    Stuart M. Grant
    GRANT & EISENHOFFER P.A.
    1201 N. Market Street
    Wilmington, Delaware 19801
    Telephone: (302) 622-7000

    Plaintiffs' Co-Lead Counsel

    Collins J. Seitz, Jr.
    CONNOLLY, BOVE, LODGE & HUTZ LLP
    The Nemours Building
    1007 North Orange Street
    P.O. Box 2207
    Wilmington, Delaware 19899

    Counsel for Defendants The DIRECTV Group, Inc.
    DTVG One, Inc., DTVG Two, Inc., and Chase Carey

    Michael B. Tumas
    POTTER, ANDERSON & CORROON LLP
    1313 North Market Street
    Wilmington, Delaware 19801
    Telephone: (302) 984-6000

    Counsel for Defendants Liberty Media Corporation Liberty
    Entertainment, Inc., Mark D. Carleton, Gregory B. Maffei,
    and John C. Malone

    Raymond G. DiCamillo
    RICHARDS, LAYTON & FINGER, P.A.
    One Rodney Square
    Wilmington, Delaware 19801
    Telephone: (302) 651-7700

    Counsel for Neil R. Austrian, Ralph F. Boyd, Charles R. Lee,
    Peter A. Lund, Nancy S. Newcomb, and Haim Saban

at the same time these papers must be filed with the Register in Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. Unless the Court otherwise directs, no member of the Class shall be entitled to object to the Settlement, or to the judgment to be entered herein, or to the award of attorneys' fees and expenses to Plaintiffs' Counsel, or otherwise to be heard, except by serving and filing written objections as described above. Any person who fails to object in the manner provided above shall be deemed to have waived such objection and shall forever be barred from making any such objection in the Action or in any other action or proceeding.

THE ORDER AND FINAL JUDGMENT OF THE COURT

        21.   If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the Class, the parties to the Action will ask the Court to enter an Order and Final Judgment, which will, among other things:

  (a)
  approve the Settlement as fair, reasonable, adequate and in the best interests of the Class and direct consummation of the Settlement in accordance with its terms and conditions;

  (b)
  finally certify the Class pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2);

  (c)
  dismiss Plaintiffs' claims with prejudice as against the named Plaintiffs and all of the members of the Class;

  (d)
  permanently bar and enjoin the members of the Class from instituting, commencing, prosecuting, participating in or continuing any action or other proceeding in any court or tribunal of any jurisdiction, either directly, representatively, derivatively or in any other capacity, asserting any Settled Claims; and

  (e)
  retain jurisdiction over all matters relating to the administration and consummation of the Settlement described herein.

        22.   In the event the Settlement is not approved, or such approval does not become final, or if the Merger is not consummated, then the Settlement shall be of no further force and effect and each party then shall be returned to his, her or its respective position prior to the Settlement without prejudice and as if the Settlement had not been entered into.

SCOPE OF THIS NOTICE AND FURTHER INFORMATION

        23.   The foregoing description of the Hearing, the Action, the terms of the proposed Settlement and other matters described herein does not purport to be comprehensive. Accordingly, members of the Class are referred to the documents filed with the Court in the Action. You or your attorney may examine the documents filed in the Action during regular business hours on any business day at the office of the Register in Chancery, Delaware Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801.

        24.   If you would like further information, you may contact the following counsel for Plaintiffs:

    Stuart M. Grant
    GRANT & EISENHOFFER P.A.
    1201 N. Market Street
    Wilmington, Delaware 19801
    Telephone: (302) 622-7000

PLEASE DO NOT WRITE OR CALL THE COURT.

Dated: Wilmington, Delaware
October 19, 2009

BY ORDER OF THE COURT:
Register in Chancery

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  Exhibit 99.2